Dear Shareholders,

The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk -- whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research[RegTM] and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

[Graphic: Signature of Jeffrey L. Shames]

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]

November 15, 1999

Management Review and Outlook

Dear Shareholders,

For the 12 months ended October 31, 1999, shares of the Trust provided a total return of -17.20% based on its New York Stock Exchange price and assuming the reinvestment of distributions paid during the period. The net asset value of the Trust fell from $8.55 to $7.96 over the period, providing a total return of - 0.59%. Over the same period, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of fixed-rate, below-investment-grade municipal bonds, provided a total return of -1.77%.

Throughout the Trust's fiscal year, interest rates were on the rise. That backdrop hurt all bonds, including municipal issues. For their part, municipals entered 1999 at extremely attractive valuations after having suffered a very difficult 1998 due to an incredible glut of new issuance. Early in 1999, municipal securities rebounded to more historical levels before once again cheapening relative to U.S. Treasury securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Municipals were not the only fixed-income market lagging Treasuries over the past few months. With the year 2000 (Y2K) -- and the potential for Y2K computer problems -- approaching, bond investors flocked to the safer haven provided by Treasury securities. As a result, as of October 31, 1999, the average yield on 30-year, general-obligation municipal bonds rated "AAA" by Moody's Investors Service, Inc. was 97% that of Treasuries with comparable maturities, well above the historical range of around 84%.

Municipal securities typically are most attractive to investors in high tax brackets due to their exemption from federal taxes. However, with municipals trading at their current levels, even investors in the lowest tax bracket might find them attractive. We expect municipals to trade back to the more narrow historical relationship to Treasuries once Y2K fears abate.

Within the context of rising interest rates, the Trust benefited from its concentration in lower-quality municipal issues rated "Baa" or below and from those that are unrated. These securities were issued several years ago in a much higher yield environment and therefore tend to be premium bonds. These bonds are generally more immune to the effects of rising interest rates. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities. On the other hand, they tend to be more sensitive to economic conditions.

As such, the Trust's lower-rated and nonrated municipal securities enjoyed better performance than the municipal market as a whole because the U.S. economy continued to grow while sparking only modest inflation. The portfolio's corporate-backed bonds also performed well. With the international economy showing signs of strengthening, we believe the prospects for improved exports bode well for these securities.

Across-the-board financial health helped sustain municipal bonds among the various U.S. geographic regions. That was an improvement from the recent past, when concerns about economic growth in the Pacific Rim and Latin America led us to be cautious choosing issues that trade with those overseas regions. However, we've started to see Asian countries rebound to post steadier economic growth, and Latin America has stabilized. As a result, we've felt more comfortable investing in the southeast and the far west of the United States. Going forward, we will tread carefully in the midwest due to concerns about the farm economy.

We continued to favor electric utility and housing bonds, which offered stability in a sometimes volatile environment. The positive forces of deregulation exerted their influence on the electric utility sector, which looked poised to benefit from a wave of consolidation. Housing benefited from the overall health of the economy, as demand for both single-family and multifamily development remained strong.

On the other hand, we pursued a very cautious approach in choosing health care bonds for the Trust. Reductions in federal Medicare payments were particularly debilitating to hospitals and nursing homes.

Since the Trust invests in high-yield bonds that can be riskier than investment-grade or U.S. government securities, we rely intensely on MFS Original Research to choose credits that can contribute to performance and that are, we feel, more immune to credit difficulties. We leverage the research capabilities of both MFS' fixed-income and equity teams to help the Trust meet its investment objective of high current income without undue credit risk.

Looking ahead to the new millennium, we remain cautious in our interest-rate outlook because the economy continues to grow rapidly. The Federal Reserve Board may pursue interest-rate hikes but has so far appeared to be on top of the inflation situation. In any case, a rising interest-rate environment would tend to favor the Trust because its high-yield focus is less sensitive to changes in interest rates than a higher-rated portfolio would be. Instead, the Trust is more sensitive to the fate of the economy and the corresponding credit health of issuers in the municipal market. We have a positive outlook concerning the continued growth of the U.S. economy, feeling that problems would occur only if there was a significant trade-off in the stock market that might undermine consumer confidence and pull back consumer spending.

Respectfully,

[Graphic: Signature of Michael W. Roberge]

Michael W. Roberge
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index. The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

--------------------------------------------------------------------------------
  Performance Summary
  (For the year ended October 31, 1999)

  Net Asset Value Per Share
  October 31, 1998                 $8.55
  October 31, 1999                 $7.96

  New York Stock Exchange Price
  October 31, 1998                 $9.188
  November 17, 1998 (high)         $9.375
  October 27, 1999 (low)           $6.813
  October 31, 1999                 $7.125

--------------------------------------------------------------------------------

Federal Tax Information
(For the year ended October 31, 1999)

In January 2000, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1999.

For federal income tax purposes, 100% of the total dividends paid by the Trust from net investment income during the year ended October 31, 1999, is designated as an exempt-interest dividend.

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of October 31, 1999, our records indicate that there are 5,433 registered shareholders and approximately 14,809 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly recieve our reports, which contain important information about the Trust, please write or call:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, MA 02266-8200
         1-800-637-2304

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MFM.

Results of Shareholder Meeting

At the annual meeting of shareholders of MFS Municipal Income Trust, which was held on September 16, 1999, the following actions were taken:

Item 1. The election of William J. Poorvu, Elaine R. Smith, and David B. Stone as Trustees of the Trust.

                                   Number of Shares
Nominee               For                     Withhold Authority
-------               ---                     ------------------
William J. Poorvu     33,353,402.3520        653,336.6453
Elaine R. Smith       33,314,347.5324        692,391.4649
David B. Stone        33,271,495.7733        735,243.2240

Trustees continuing in office who were not subject to re-election at this meeting are Richard B. Bailey, J. Atwood Ives, Lawrence T. Perera, Charles W. Schmidt, Arnold D. Scott, and Jeffrey L. Shames.

Item 2. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 2000.

            Number of Shares
            ----------------
For         33,327,130.1425
Against        251,350.9394
Abstain        428,257.9154

Investment Objective and Policies

The investment objective of the Trust is to provide a high current income exempt from federal income taxes.

The Trust seeks to achieve its objective by investing primarily in medium- and lower-quality municipal bonds and notes. The Trust may also enter into futures contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan

MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the Plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.




--------------------------------------------------------------------------------
           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
--------------------------------------------------------------------------------

Portfolio of Investments -- October 31, 1999

Municipal Bonds -- 97.4%

                                   Principal Amount
Issuer                              (000 Omitted)             Value
General Obligation -- 1.4%
Chicago, IL, FGIC, 5.125s,
  2025 ...........................   $ 2,000               $  1,707,120
Markham, IL, 9s, 2012 ............     1,240                  1,258,600
New York City, NY, 6.125s,
  2025 ...........................     1,470                  1,468,457
                                                           ------------
                                                           $  4,434,177
                                                           ------------
State and Local
  Appropriation -- 1.2%
Chicago, IL, Public Building
  Commission, Building Rev.,
  6.841s, 2016+++++ ..............   $ 1,300               $  1,153,698
Chicago, IL, Public Building
  Commission, Building Rev.,
  6.841s, 2017+++++ ..............     1,050                    914,508
Riverside County, CA, Asset
  Leasing Corp., Leasehold
  Rev. (Riverside County
  Hospital), MBIA, 0s, 2026 ......     8,595                  1,685,480
                                                           ------------
                                                           $  3,753,686
                                                           ------------
Refunded and Special
  Obligations -- 22.1%
Arapahoe County, CO, Capital
  Improvement, Highway Rev.,
  0s, 2005 .......................   $ 1,000               $    362,110
Broward County, FL, Industrial
  Development Authority
  (Beverly Enterprises, Inc.),
  9.8s, 2000 .....................     2,100                  2,221,674
Clermont County, OH, Hospital
  Facilities Rev. (Mercy Health
  Systems), AMBAC, 9.271s,
  2001++++ .......................       500                    562,105
Colorado Health Facilities
  Authority, Retirement
  Facilities Rev. (Liberty
  Heights), 0s, 2024 .............     9,000                  1,842,570
Dade County, FL, AMBAC, 0s,
  2008 ...........................    15,080                  2,121,454
Denver, CO, City & County
  Airport Rev., 8.75s, 2001 ......       400                    441,052
Desert Hospital District, CA,
  Hospital Rev. (Desert
  Hospital Corp.), 8.684s,
  2002 ...........................     1,500                  1,714,380
Fairfax, Fauquier & Loudoun
  Counties, VA, Health Center
  Commission, Nursing Home
  Rev., 9s, 2000 .................     1,810                  1,922,310

                                   Principal Amount
Issuer                              (000 Omitted)             Value
Refunded and Special
  Obligations -- continued
Foothill/Eastern Transportation
  Corridor Agency, CA, Toll
  Road Rev., 0s, 2030 ............   $25,950               $  4,179,766
Hannibal, MO, Industrial
  Development Authority
  (Hannibal Regional
  Healthcare), 9.5s, 2001+ .......     1,500                  1,689,330
Illinois Development Finance
  Authority, Retirement
  Housing Rev. (Regency
  Park), 0s, 2025 ................    26,000                  4,583,800
Jefferson County, OH, Asset
  Guaranty, 7.125s, 2005 .........     1,000                  1,135,110
Massachusetts Health &
  Education Facilities Authority
  (Fairview Extended Care
  Facility), 10.25s, 2001 ........     1,500                  1,645,050
Massachusetts Industrial
  Finance Agency, Tunnel Rev.
  (Mass. Turnpike), 9s, 2000 .....     3,650                  3,864,912
Massachusetts Industrial
  Finance Agency (Emerson
  College), 8.9s, 2001 ...........     2,000                  2,144,080
Mississippi Hospital Equipment
  & Facilities Authority Rev.
  (Rush Medical Foundation),
  8.75s, 2001 ....................     1,000                  1,069,170
New Jersey Economic
  Development Authority
  (Geriatric & Medical
  Services), 9.625s, 2004 ........       135                    143,277
New Lenox, IL, Community
  Park Development Authority,
  8.25s, 2004 ....................     2,000                  2,324,160
New York City, NY, 6.125s,
  2006 ...........................       530                    571,282
North Carolina Medical Care
  Commission, Hospital Rev.
  (Valdese General Hospital),
  8.75s, 2001 ....................     1,335                  1,466,885
North Central, TX, Health
  Facilities Development Corp.
  (Presbyterian Hospital),
  MBIA, 9.345s, 2001 .............     1,500                  1,663,620
Prince William County, VA,
  Industrial Development
  Authority, Residential Care
  Facility (Westminster at Lake
  Ridge), 10s, 2002 ..............     1,500                  1,692,840

                                        Principal Amount
Issuer                                   (000 Omitted)             Value
Refunded and Special
  Obligations -- continued
Russellville, AR, Industrial
  Development Rev. (Charles
  Meyers), 10s, 1999 ...................  $ 4,750                $  4,771,850
San Joaquin Hills, CA,
  Transportation Corridor
  Agency, Toll Road Rev., 0s,
  2006 .................................    2,300                   1,704,806
San Joaquin Hills, CA,
  Transportation Corridor
  Agency, Toll Road Rev., 0s,
  2011 .................................    6,600                   3,649,272
Telluride, CO, Gondola Transit
  Co., Real Estate Transfer
  Assessment Rev., 11.5s,
  2012 .................................    2,475                   3,695,868
Telluride, CO, Gondola Transit
  Co., Real Estate Transfer
  Assessment Rev., 11.5s,
  2012 .................................      425                     623,139
Texas Turnpike Authority
  (Houston Ship Channel
  Bridge), 12.625s, 2002 ...............   10,565                  12,875,460
Walton, GA, Industrial
  Development Rev. (Ultima
  Rubber Products), 10s,
  2000 .................................    1,555                   1,636,218
Washington Public Power
  Supply System Rev.
  (Nuclear Project #1),
  14.375s, 2001 ........................      725                     787,024
                                                                 ------------
                                                                 $ 69,104,574
                                                                 ------------
Airport and Port
  Revenue -- 5.4%
Atlanta, GA, Special Purpose
  Facilities Rev. (Delta Airlines),
  7.9s, 2018 ...........................  $ 2,100                $  2,145,402
Cleveland, OH, Airport Special
  Facilities Rev. (Continental
  Airlines), 9s, 2019 ..................    3,095                   3,168,475
Denver, CO, City & County
  Airport Rev., 8.75s, 2023 ............    1,100                   1,189,331
Hillsborough County, FL,
  Aviation Authority Rev. (US
  Air), 8.6s, 2022 .....................      650                     698,594
Kenton County, KY, Airport
  Board Special Facilities
  (Delta Airlines), 7.5s, 2020 .........    1,000                   1,052,970

                                        Principal Amount
Issuer                                   (000 Omitted)             Value
Airport and Port
  Revenue -- continued
New Jersey Economic
  Development Authority,
  Special Facilities Rev.
  (Continental Airlines, Inc.),
  6.4s, 2023 ...........................   $2,000                $  1,914,640
Tulsa, OK, Municipal Airport
  Trust Rev. (American
  Airlines), 7.375s, 2020 ..............    3,400                   3,539,570
Tulsa, OK, Municipal Airport
  Trust Rev. (American
  Airlines), 7.6s, 2030 ................    3,000                   3,143,730
                                                                 ------------
                                                                 $ 16,852,712
                                                                 ------------
Electric and Gas Utility
  Revenue -- 9.0%
Alaska Industrial Development
  & Export Authority, Power
  Rev. (Upper Lynn Canal
  Regulatory Power), 5.8s,
  2018 .................................   $  830                $    743,846
Brazos River Authority, TX
  (Reliant Energy, Inc.),
  5.375s, 2019 .........................    1,000                     881,440
Calcasieu Parish, LA, Industrial
  Development Board,
  Pollution Control Rev.
  (Energy Gulf States, Inc.),
  5.45s, 2010 ..........................    1,250                   1,174,125
Clark County, NV, Industrial
  Development Rev. (Nevada
  Power Co.), 5.6s, 2030 ...............    3,000                   2,609,640
Clark County, NV, Industrial
  Development Rev. (Nevada
  Power Co.), 5.9s, 2032 ...............    1,000                     907,610
Connecticut Development
  Authority, Pollution Control
  Rev. (Connecticut Light &
  Power), 5.85s, 2028 ..................      825                     734,803
Klamath Falls, OR,
  Electric Rev. (Klamath
  Cogeneration), 6s, 2025 ..............    2,500                   2,290,550
Matagorda County, TX (Reliant
  Energy), 5.95s, 2030 .................    2,000                   1,824,420
Midland, MI, Environmental
  Development Authority,
  Pollution Control Rev.
  (Midland Cogeneration),
  9.5s, 2009 ...........................    1,500                   1,563,720

                                   Principal Amount
Issuer                              (000 Omitted)             Value
Electric and Gas Utility
  Revenue -- continued
North Carolina Municipal
  Power Agency, Catawba
  Electric Rev., 6.5s, 2020 ......   $2,000                $  1,957,700
Ohio Water Development,
  Pollution Control Rev.
  (Cleveland Electric), 8s,
  2023 ...........................    2,500                   2,726,400
Pima County, AZ, Industrial
  Development Authority
  (Tuscon Electric Power Co.),
  6.1s, 2025 .....................      650                     586,008
Pima County, AZ, Industrial
  Development Authority
  (Tuscon Electric Power Co.),
  6s, 2029 .......................    3,000                   2,687,250
Pittsylvania County, VA,
  Industrial Development
  Authority Rev., 7.5s, 2014 .....    2,000                   2,090,360
Southern California Public
  Power Authority,
  Transmission Project Rev.,
  7.812s, 2012++++ ...............    3,650                   3,803,555
West Feliciana Parish, LA,
  Pollution Control Rev. (Gulf
  States Utilities Co.), 5.8s,
  2015 ...........................    1,500                   1,388,625
                                                           ------------
                                                           $ 27,970,052
                                                           ------------
Health Care Revenue -- 21.3%
Alachua County, FL, Health
  Facilities Rev. (Beverly
  Enterprises), 6.75s, 2010 ......   $  900                $    872,838
Baltimore County, MD, Nursing
  Facility Mortgage Rev.
  (Eastpoint Rehabilation &
  Nursing Center), 6.75s,
  2028 ...........................      500                     442,665
Bell County, TX, Health
  Facilities Development
  Corp. (Advanced Living
  Technology), 7.25s, 2001 .......      125                     121,826
Bell County, TX, Health
  Facilities Development
  Corp. (Advanced Living
  Technology), 7.75s, 2006 .......      300                     278,619
Bell County, TX, Health
  Facilities Development
  Corp. (Advanced Living
  Technology), 8.125s, 2016 ......    1,085                     957,958

                                   Principal Amount
Issuer                              (000 Omitted)             Value
Health Care Revenue -- continued
Bell County, TX, Health
  Facilities Development Corp.
  (Advanced Living
  Technology), 8.5s, 2026 ........   $2,405                $  2,095,236
Bell County, TX, Health
  Facilities Development Corp.
  (Kings Daughters Hospital),
  9.25s, 2008 ....................      650                     672,613
Booneville, MO, Health
  Facilities Rev. (Gericare,
  Inc.), 11s, 2017 ...............    1,900                   1,926,353
Boston, MA, Industrial
  Development Finance
  Authority Rev. (Stonehedge
  Convalescent Center),
  10.75s, 2011 ...................      630                     644,522
Brevard County, FL, Health
  Facilities Authority Rev.
  (Friendly Village), 9.25s,
  2012 ...........................    2,165                   2,182,233
Cambria County, PA, Industrial
  Development Authority
  (Beverly Enterprises), 10s,
  2012 ...........................      640                     781,062
Chautauqua County, NY,
  Industrial Development
  Agency, Civic Facility Rev.
  (Woman's Christian Assn.),
  6.35s, 2017 ....................      300                     277,704
Chautauqua County, NY,
  Industrial Development
  Agency, Civic Facility Rev.
  (Woman's Christian Assn.),
  6.4s, 2029 .....................    1,000                     896,270
Chemung County, NY,
  Industrial Development
  Agency, Civic Facilities Rev.
  (St. Joseph's Hospital-
  Elmira), 6s, 2013 ..............      805                     741,550
Chemung County, NY,
  Industrial Development
  Agency, Civic Facilities Rev.
  (St. Joseph's Hospital-
  Elmira), 6.35s, 2013 ...........      200                     186,460
Cheneyville, LA, Westside
  Habilitation Center, 8.375s,
  2013 ...........................    2,400                   2,542,512

                                   Principal Amount
Issuer                              (000 Omitted)             Value
Health Care Revenue -- continued
Chester County, PA, Industrial
  Development Authority
  (RHA/PA Nursing Home),
  10.125s, 2019* .................   $  952                $    780,640
Connecticut Health &
  Educational Facilities
  (Johnson Evergreen), 8.5s,
  2014 ...........................      650                     685,698
Contra Costa County, CA,
  Residential Rental Facilities
  Rev. (Cypress Meadows),
  7s, 2028 .......................    1,840                   1,669,138
Denver, CO, Health & Hospital
  Rev., 5.25s, 2013 ..............      635                     566,534
Denver, CO, Health & Hospital
  Rev., 5.375s, 2018 .............    1,500                   1,291,545
District of Columbia, Hospital
  Rev. (Hospital for Sick
  Children), 8.875s, 2021 ........      470                     490,248
Gadsden County, FL, Industrial
  Development Authority
  (RHA/FL Properties),
  10.45s, 2018 ...................    2,440                   2,456,055
Goldsboro, NC, Housing
  Authority Rev. (North
  Carolina Housing
  Foundation, Inc.),
  7.25s, 2029 ....................      400                     371,572
Greenville County, SC,
  Hospital Facility Rev.
  (Chestnut Hill), 10.375s,
  2016* ..........................    2,740                   1,370,000
Illinois Health Facilities
  Authority Rev. (Centegra
  Health Systems), 5.25s,
  2018 ...........................    1,000                     862,070
Indiana Health Facilities
  Financing Authority Rev.
  (Metro Health/Indiana, Inc.),
  6.3s, 2023 .....................    1,240                   1,119,187
Iowa Finance Authority, Health
  Care Facilities Rev. (Care
  Initiatives), 5.75s, 2018 ......      500                     451,980
Lee County, FL, Industrial
  Development Authority
  (Beverly Enterprises), 10s,
  2010 ...........................    1,770                   1,879,988

                                   Principal Amount
Issuer                              (000 Omitted)             Value
Health Care Revenue -- continued
Louisiana Public Facilities
  Authority (Chateau Riviere
  Home for the Aged), 10.25s,
  2016 ...........................   $3,180                $  3,232,565
Louisiana Public Facilities
  Authority (Southwest
  Medical Center), 11s, 2006 .....    3,269                     555,654
Lufkin, TX, Health Facilities
  Development Corp.
  (Memorial Health System of
  East Texas), 6.875s, 2026 ......      325                     330,398
Lufkin, TX, Health Facilities
  Development Corp.
  (Memorial Health System of
  East Texas), 5.7s, 2028 ........      500                     428,970
Massachusetts Health &
  Education Facilities Authority
  (St. Memorial Medical
  Center), 6s, 2023 ..............      465                     405,345
Massachusetts Industrial
  Finance Agency
  (Metropolitan Health
  Foundation, Inc.), 6.75s,
  2027 ...........................    1,500                   1,427,370
Massachusetts Industrial
  Finance Agency (Needham/
  Hamilton House), 11s, 2010......      700                     725,004
Massachusetts Industrial
  Finance Agency (WNR, Inc.),
  9s, 2023++ .....................      525                     449,610
Millbrae, CA, Residential
  Facility (Magnolia Of
  Millbrae), 7.375s, 2027 ........    1,000                   1,005,130
Mississippi Business Finance
  Corp., Health Facilities Rev.
  (Medical Foundation, Inc.),
  5.625s, 2023 ...................    1,445                   1,210,202
Mocksville, NC (Housing
  Foundation, Inc.), 7.25s,
  2029 ...........................      400                     372,912
Montgomery County, PA,
  Higher Education & Health
  Authority Rev. (AHF/
  Montgomery), 10.5s, 2020 .......    2,415                   2,495,009
New Hampshire Business
  Finance Authority, Health
  Care Facilities Rev.
  (Metropolitan Health
  Foundation, Inc.), 6.55s,
  2028 ...........................      800                     717,280

                                          Principal Amount
Issuer                                     (000 Omitted)             Value
Health Care Revenue -- continued
New Hampshire Higher
  Educational & Health
  Facilities Authority Rev.,
  5.8s, 2018 ............................   $1,000                $    880,690
New Jersey Economic
  Development Authority
  (Courthouse Convalescent
  Center), 8.7s, 2014 ...................      650                     678,106
New Jersey Economic
  Development Authority
  (Geriatric & Medical
  Services), 9.625s, 2022 ...............      675                     715,493
New Jersey Economic
  Development Authority
  (Greenwood Health Care),
  9.75s, 2011 ...........................    1,290                   1,363,994
New Jersey Economic
  Development Authority
  (Wanaque Convalescent
  Center), 8.6s, 2011 ...................    1,000                   1,064,760
New Jersey Health Care
  Facilities Financing Authority
  (Cherry Hill), 8s, 2027 ...............    1,000                   1,034,050
Ohio County, WV, County
  Commission Health System
  (Ohio Valley Medical Center),
  5.75s, 2013 ...........................      850                     773,730
Orange County, FL, Industrial
  Development Rev. (Friendly
  Village), 9.25s, 2012 .................    1,805                   1,809,278
Osceola County, FL, Industrial
  Development Rev.
  (Community Provider Pooled
  Loan), 7.75s, 2017 ....................    1,300                   1,337,830
Reedley, CA, Certificates of
  Participation (Mennonite
  Home), 7.5s, 2026 .....................    2,965                   3,009,890
Rochester, MN, Health Care
  Facilities Rev. (Mayo Medical
  Foundation), 8.21s, 2021 ..............    1,000                   1,024,730
San Francisco, CA, City &
  County (Coventry Park),
  8.5s, 2026 ............................    2,000                   2,187,460
Santa Fe, NM, Industrial
  Development Rev. (Casa
  Real Nursing Home), 9.75s,
  2013 ..................................    1,100                   1,166,792
Seminole County, FL, Industrial
  Development Authority
  (Friendly Village), 10s, 2011 .........    1,560                   1,569,454

                                          Principal Amount
Issuer                                     (000 Omitted)             Value
Health Care Revenue -- continued
Sterling, IL (Hoosier Care),
  7.125s, 2034 ..........................   $  745                $    692,954
Suffolk County, NY, Industrial
  Development Agency
  (Southampton Hospital),
  7.25s, 2020 ...........................      750                     734,790
Washington County, FL,
  Industrial Development
  Authority (Washington
  County), 10s, 2016 ....................    1,045                   1,047,309
Waterford Township, MI,
  Economic Development
  Corp. Rev. (Canterbury
  Health), 6s, 2039 .....................    1,570                   1,460,100
West Plains, MO, Industrial
  Development Authority,
  Hospital Rev. (Ozarks
  Medical Center), 6.75s,
  2024 ..................................      170                     159,630
Wilkinsburg, PA, Municipal
  Authority Health (Monroeville
  Christian), 8.25s, 2027 ...............    1,000                     938,780
                                                                  ------------
                                                                  $ 66,620,345
                                                                  ------------
Industrial Revenue
  (Corporate Guarantee) -- 13.4%
Courtland, AL, Industrial
  Development Board, Solid
  Waste Disposal Rev.
  (Champion International
  Corp.), 6.375s, 2029 ..................   $2,000                $  1,969,860
Eastern Band of Cherokee
  Indian Community, NC
  (Carolina Mirror Co.),
  10.25s, 2009+ .........................    5,815                   5,824,246
Eastern Band of Cherokee
  Indian Community, NC
  (Carolina Mirror Co.), 11s,
  2012+ .................................      650                     651,001
Hardeman County, TN
  (Correctional Facilities
  Corp.), 7.75s, 2017 ...................    2,220                   2,341,523
Hernando County, FL, Water &
  Sewer Rev. (Florida Crushed
  Stone), 8.5s, 2014 ....................    3,600                   3,967,236
Hodge Village, LA, Utilities
  Rev. (Stone Container), 9s,
  2010 ..................................    7,585                   7,797,759

                                     Principal Amount
Issuer                                (000 Omitted)             Value
Industrial Revenue
  (Corporate Guarantee) -- continued
Indiana Development Finance
  Authority Rev. (Inland Steel),
  5.75s, 2011 ......................   $1,000                $    882,030
Mesa County, CO, Industrial
  Development Rev. (Joy
  Technologies, Inc.), 8.5s,
  2006* ............................      950                     665,000
Navajo County, AZ, Industrial
  Development Authority
  (Stone Container Corp.),
  7.2s, 2027 .......................      880                     912,877
New Jersey Economic
  Development Authority (Holt
  Hauling & Warehousing),
  8.4s, 2015 .......................    1,000                   1,043,340
New Jersey Economic
  Development Authority (Holt
  Hauling & Warehousing),
  8.6s, 2017 .......................    1,000                   1,049,960
Ohio Solid Waste Rev.
  (Republic Engineered
  Steels), 8.25s, 2014 .............    3,000                   3,056,820
Ohio Solid Waste Rev.
  (Republic Engineered
  Steels), 9s, 2021 ................    3,000                   3,158,700
Onondaga County, NY,
  Industrial Development
  Agency, Solid Waste
  Disposal Facility Rev. (Solvay
  Paperboard LLC), 6.8s,
  2014 .............................    1,000                     966,510
Philadelphia, PA, Industrial
  Development Authority Rev.
  (Host Marriott LP), 7.75s,
  2017 .............................    3,255                   3,465,793
Port of New Orleans, LA
  (Avondale Industries), 8.25s,
  2004 .............................      700                     742,623
Port of New Orleans, LA
  (Avondale Industries), 8.5s,
  2014 .............................    1,625                   1,758,445
St. Charles Parish, LA,
  Pollution Control Rev. (Union
  Carbide Corp.), 5.1s, 2012 .......      300                     275,313
Virginia Peninsula Ports
  Authority Rev. (Zeigler Coal),
  6.9s, 2022 .......................    1,250                   1,179,675
                                                             ------------
                                                             $ 41,708,711
                                                             ------------

                                     Principal Amount
Issuer                                (000 Omitted)             Value
Insured Health Care
  Revenue -- 0.5%
Bexar County, TX, Health
  Facilities Development
  (Baptist Health Systems),
  MBIA, 5.25s, 2027 ................   $1,000                $    876,760
Salt Lake City, UT, Hospital
  Rev. (Intermountain Health
  Care), AMBAC, 9.287s,
  2020++++ .........................      600                     637,284
                                                             ------------
                                                             $  1,514,044
                                                             ------------
Multi-Family Housing
  Revenue -- 5.3%
Austin, TX, Housing Finance
  Corp. (Woodland Heights
  Apartments), 10s, 2027 ...........   $  985                $    951,865
Colorado Housing Finance
  Authority, FHA, 9s, 2025 .........      740                     740,725
Dade County, FL, Housing
  Finance Agency
  (Blackstone), 8.375s, 2002+           5,467                   5,495,199
Dade County, FL, Housing
  Finance Agency (Silverblue),
  8.375s, 2002+ ....................    3,458                   3,475,652
Dallas, TX, Housing Finance
  Corp., 8.5s, 2011 ................    1,165                   1,181,811
Eaglebend, CO, Affordable
  Housing Corp., 6.4s, 2017 ........    1,000                     967,600
Florida Multi-Family Housing
  Finance Agency Rev.
  (Center Court Apartments),
  8.5s, 2018 .......................    1,005                     986,628
Munimae Te Bond Subsidiary
  LLC, 6.875s, 2009# ...............    2,000                   1,985,700
Ridgeland, MS, Urban
  Renewal, Multifamily
  Housing Rev. (Northbrook I
  & III Apartments), 6.15s,
  2019 .............................      280                     253,546
Ridgeland, MS, Urban
  Renewal, Multifamily
  Housing Rev. (Northbrook I
  & III Apartments), 6.25s,
  2029 .............................      475                     422,731
                                                             ------------
                                                             $ 16,461,457
                                                             ------------
Sales and Excise Tax
  Revenue -- 0.3%
Black Hawk, CO, Device Tax
  Rev., 5.625s, 2021 ...............   $  250                $    230,505

                                    Principal Amount
Issuer                               (000 Omitted)             Value
Sales and Excise Tax
  Revenue -- continued
Virgin Islands Public Finance
  Authority, 6s, 2006 .............   $   250               $    252,060
Virgin Islands Public Finance
  Authority, 5.875s, 2018 .........       500                    473,935
                                                            ------------
                                                            $    956,500
                                                            ------------
Single Family Housing
  Revenue -- 6.0%
Bexar County, TX, Housing
  Finance Corp., 0s, 2015 .........   $ 5,135               $    950,694
Colorado Housing Finance
  Authority, 7.15s, 2014 ..........       105                    112,094
Cook County, IL, Single Family
  Mortgage Rev., 0s, 2015 .........       490                     89,155
Corpus Christi, TX, Housing
  Finance Corp., MBIA, 0s,
  2011 ............................     3,000                    959,130
Dallas, TX, Housing Finance
  Corp., Single Family
  Mortgage Rev., MBIA, 0s,
  2016 ............................    13,890                  2,405,470
Duval County, FL, Housing
  Finance Authority, 0s, 2015 .....    13,500                  2,295,810
Georgia Housing & Finance
  Authority Rev., FHA, 0s,
  2031 ............................    14,120                  1,359,474
Jackson County, MO, 0s,
  2016 ............................     1,040                    160,170
Missouri Housing Development
  Commission, Mortgage
  Rev., GNMA/FNMA, 6.45s,
  2029 ............................       200                    210,776
Nebraska Investment Finance
  Authority, 0s, 2015 .............    22,850                  5,153,360
Nebraska Investment Finance
  Authority, 6.25s, 2021 ..........     1,990                  1,999,174
Ohio Housing Finance Agency,
  Single Family Mortgage
  Rev., GNMA/FNMA, 8.832s,
  2031++++ ........................       600                    637,902
Reno County, KS, Single
  Family Mortgage Rev.,
  AMBAC, 0s, 2014 .................       900                    167,202
Saline County, KS, 0s, 2014 .......       200                     38,632
South Dakota Housing
  Development Authority,
  Homeownership Mortgage,
  FHLMC, 5.8s, 2028 ...............     1,830                  1,737,457

                                    Principal Amount
Issuer                               (000 Omitted)             Value
Single Family Housing
  Revenue -- continued
Wisconsin Housing &
  Economic Development
  Authority, Homeownership
  Rev., 9.855s, 2022++++ ..........   $   455               $    477,177
                                                            ------------
                                                            $ 18,753,677
                                                            ------------
Solid Waste Revenue -- 0.1%
Southwestern Illinois
  Development Authority, Solid
  Waste Disposal Rev., 5.9s,
  2014 ............................   $   395               $    363,021
                                                            ------------
Special Assessment
  District -- 1.5%
Chicago, IL, Tax Increment
  Rev. (Ryan Garfield),
  10.125s, 2007 ...................   $ 1,400               $  1,428,336
Denver, CO, Urban Renewal
  Tax (Downtown Denver),
  8.5s, 2013 ......................       435                    440,325
Heritage Isles, FL, Community
  Development District, 5.75s,
  2005 ............................       650                    636,402
Katy, TX, Development
  Authority Rev., 5.8s, 2011 ......       945                    888,602
Katy, TX, Development
  Authority Rev., 6s, 2018 ........     1,325                  1,226,513
                                                            ------------
                                                            $  4,620,178
                                                            ------------
Student Loan Revenue -- 0.7%
Arizona Student Loan
  Acquisition Authority, "C",
  7.625s, 2010 ....................   $   750               $    802,440
Pennsylvania Higher Education
  Assistance Agency, AMBAC,
  8.138s, 2022++++ ................     1,300                  1,320,800
                                                            ------------
                                                            $  2,123,240
                                                            ------------
Turnpike Revenue -- 2.7%
Massachusetts Turnpike
  Authority, Capital
  Appreciation, "C",
  MBIA, 0s, 2022 ..................   $10,000               $  2,571,800
Niagara Falls, NY, Bridge
  Commission, Toll Rev.,
  FGIC, 6.87s, 2015+++++ ..........     1,500                  1,362,120
Pocahontas Parkway Assn., VA,
  Toll Road Rev., 0s, 2011 ........     1,000                    451,980
Pocahontas Parkway Assn., VA,
  Toll Road Rev., 0s, 2012 ........     1,000                    419,930

                                                                    Principal Amount
Issuer                                                               (000 Omitted)             Value
Turnpike Revenue -- continued
Pocahontas Parkway Assn., VA,
  Toll Road Rev., 0s, 2015 ........................................   $1,750                $    608,755
San Joaquin Hills, CA,
  Transportation Corridor
  Agency, Toll Road Rev.,
  MBIA, 5.25s, 2030 ...............................................    1,500                   1,336,215
Telluride, CO, Gondola Transit
  Co., 9s, 2016 ...................................................      940                   1,045,656
West Virginia Parkways,
  Economic Development &
  Tourism Authority, FGIC,
  7.452s, 2019++++ ................................................      600                     573,966
                                                                                            ------------
                                                                                            $  8,370,422
                                                                                            ------------
Universities -- 1.1%
Islip, NY, Community
  Development Agency Rev.
  (New York Institute of
  Technology), 7.5s, 2026 .........................................   $2,500                $  2,590,425
Nassau County, NY, Industrial
  Development Agency, Civic
  Facilities Rev. (New York
  Institute of Technology),
  6.15s, 2029 .....................................................    1,000                     915,600
                                                                                            ------------
                                                                                            $  3,506,025
                                                                                            ------------
Water and Sewer Utility
  Revenue -- 1.8%
Detroit, MI, Sewer Disposal
  Rev., FGIC, 7.618s, 2023++++.....................................   $1,900                $  2,106,663
Detroit, MI, Sewer Disposal
  Rev., FGIC, 7.618s, 2023++++.....................................      600                     544,458
Harrisburg, PA, Authority
  Water Rev., FGIC, 7.57s,
  2015++++ ........................................................    2,000                   2,008,980
New York City, NY, Municipal
  Water Finance Authority
  Rev., FSA, 5.375s, 2026 .........................................    1,100                     999,592
                                                                                            ------------
                                                                                            $  5,659,693
                                                                                            ------------
Other -- 3.6%
Danville, VA, Industrial
  Development Rev.
  (Piedmont Mall), 8s, 2017 .......................................   $5,795                $  5,918,144
District of Columbia (National
  Public Radio), 7.7s, 2023 .......................................    2,500                   2,673,850
Iowa Finance Authority
  Community Provider Rev.
  (Boys & Girls Home), 6.25s,
  2028 ............................................................      500                     448,980

                                                                    Principal Amount
Issuer                                                               (000 Omitted)             Value
Other -- continued
Lehigh County, PA, General
  Purpose Authority
  (Kidspeace Obligation
  Group), 6s, 2023 ................................................   $1,000                $    916,740
Memphis, TN, Health,
  Educational & Housing
  Facilities Board (Wesley
  Highland Terrace), 8.5s,
  2024 ............................................................      115                     117,300
Mississippi Development Bank
  (Diamond Lakes Utilities),
  6.25s, 2017 .....................................................    1,000                     933,800
St. Louis County, MO,
  Industrial Development
  Authority (Kiel Center Arena),
  7.875s, 2024 ....................................................      300                     317,364
                                                                                            ------------
                                                                                            $ 11,326,178
                                                                                            ------------
  Total Municipal Bonds
    (Identified Cost, $300,869,048) .....................................................   $304,098,692
                                                                                            ------------
Floating Rate Demand Notes -- 0.3%
East Baton Rouge Parish, LA,
  Pollution Control Rev. (Exxon
  Corp.), due 11/01/99 ............................................   $  200                $    200,000
Harris County, TX, Industrial
  Development Corp., Pollution
  Control Rev. (Exxon Corp.),
  due 11/01/99 ....................................................      100                     100,000
Long Island, NY, Power
  Authority, Electric Systems
  Rev., due 11/01/99 ..............................................      200                     200,000
Martin County, FL, Pollution
  Control Rev. (Power & Light
  Co.), due 11/01/99 ..............................................      300                     300,000
                                                                                            ------------
  Total Floating Rate Demand Notes, at
    Identified Cost .....................................................................   $    800,000
                                                                                            ------------
  Total Investments
    (Identified Cost, $301,669,048) .....................................................   $304,898,692
                                                                                            ------------
Other Assets,
  Less Liabilities -- 2.3%                                                                     7,296,137
                                                                                            ------------
  Net assets--100.0% ....................................................................   $312,194,829
                                                                                            ------------

   * Non-income producing security -- in default.
   # SEC Rule 144A restriction.
   + Restricted security.
  ++ Security valued by or at the direction of the Trustees.
++++ Inverse floating rate security.


                       See notes to financial statements.

Statement of Assets and Liabilities  -- October 31, 1999

Assets:
 Investments, at value (identified cost, $301,669,048) ...................................     $304,898,692
 Cash ....................................................................................           20,585
 Receivable for investments sold .........................................................        3,494,193
 Interest receivable .....................................................................        6,368,317
 Other assets ............................................................................            4,322
                                                                                               ------------
   Total assets ..........................................................................     $314,786,109
                                                                                               ------------
Liabilities:
 Payable to dividend disbursing agent ....................................................     $    193,289
 Payable for investments purchased .......................................................        1,952,690
 Payable to affiliates--
  Management fee .........................................................................           18,756
  Transfer and dividend disbursing agent fee .............................................            8,678
  Administrative fee .....................................................................              383
 Accrued expenses and other liabilities ..................................................          417,484
                                                                                               ------------
   Total liabilities .....................................................................     $  2,591,280
                                                                                               ------------
Net assets ...............................................................................     $312,194,829
                                                                                               ============
Net assets consist of:
 Paid-in capital .........................................................................     $355,603,287
 Unrealized appreciation on investments ..................................................        3,229,644
 Accumulated net realized loss on investments ............................................      (47,661,950)
 Accumulated undistributed net investment income .........................................        1,023,848
                                                                                               ------------
   Total .................................................................................     $312,194,829
                                                                                               ============
Shares of beneficial interest outstanding:                                                      39,241,840
                                                                                                ==========
 Net asset value per share (net assets [divided by] shares of beneficial interest
  outstanding) ..........................................................................          $7.96
                                                                                                   =====


                       See notes to financial statements.

Statement of Operations  -- Year Ended October 31, 1999

Net investment income:
 Interest income .........................................................     $ 24,593,869
                                                                               ------------

Expenses --
  Management fee .........................................................     $  2,855,706
  Trustees' compensation .................................................          144,098
  Administrative fee .....................................................           40,847
  Transfer and dividend disbursing agent fee .............................          103,534
  Custodian fee ..........................................................          119,364
  Printing ...............................................................           24,377
  Postage ................................................................           23,044
  Auditing fees ..........................................................           37,458
  Legal fees .............................................................            4,792
  Miscellaneous ..........................................................          110,235
                                                                               ------------
   Total expenses ........................................................     $  3,463,455
  Fees paid indirectly ...................................................          (46,212)
                                                                               ------------
   Net expenses ..........................................................     $  3,417,243
                                                                               ------------
    Net investment income ................................................     $ 21,176,626
                                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized gain on investment transactions (identified cost basis) .......     $    169,824
  Change in unrealized depreciation on investments .......................      (23,752,255)
                                                                               ------------
   Net realized and unrealized loss on investments .......................     $(23,582,431)
                                                                               ------------
    Decrease in net assets from operations ...............................     $ (2,405,805)
                                                                               ============


                       See notes to financial statements.

Statement of Changes in Net Assets

                                                                                         Year Ended October 31,
                                                                                    --------------------------------
                                                                                        1999                1998
                                                                                    ------------        ------------
Increase (decrease) in net assets:
From operations--
 Net investment income ........................................................     $ 21,176,626        $ 21,995,528
 Net realized gain (loss) on investments ......................................          169,824          (1,258,751)
 Net unrealized gain (loss) on investments ....................................      (23,752,255)          3,065,054
                                                                                    ------------        ------------
  Increase (decrease) in net assets from operations ...........................     $ (2,405,805)       $ 23,801,831
                                                                                    ------------        ------------
Distributions declared to shareholders
 from net investment income ...................................................     $(20,838,296)       $(22,462,751)
                                                                                    ------------        ------------
Net increase in net assets from Trust shares reinvested .......................     $  1,894,933        $  2,923,015
                                                                                    ------------        ------------
  Total increase (decrease) in net assets .....................................     $(21,349,168)       $  4,262,095
Net assets:
 At beginning of period .......................................................      333,543,997         329,281,902
                                                                                    ------------        ------------
 At end of period (including accumulated undistributed net investment income of
  $1,023,848 and $679,868, respectively) ......................................     $312,194,829        $333,543,997
                                                                                    ============        ============


                       See notes to financial statements.

Financial Highlights

                                                                          Year Ended
                                                                    ---------------------
                                                                      1999         1998
                                                                    --------     --------
Per share data (for a share outstanding
throughout each period):

Net asset value--beginning of period .............................  $   8.55     $   8.51
                                                                    --------     --------
Income from investment operations#--
 Net investment income ...........................................  $   0.54     $   0.57
  Net realized and unrealized gain (loss) on investments .........     (0.60)        0.05
                                                                    --------     --------
   Total from investment operations ..............................  $  (0.06)    $   0.62
                                                                    --------     --------
Less distributions declared to shareholders from net
 investment income ...............................................  $  (0.53)    $  (0.58)
                                                                    --------     --------
Net asset value--end of period ...................................  $   7.96     $   8.55
                                                                    ========     ========
Per share market value--end of period ............................  $   7.13     $   9.19
                                                                    ========     ========
Total return .....................................................     (0.59)%       8.37%
Ratios (to average net assets)/Supplemental data:
  Expenses## .....................................................      1.06%        1.10%
  Net investment income ..........................................      6.49%        6.62%
Portfolio turnover ...............................................        15%          12%
Net assets at end of period (000 omitted) ........................  $312,195     $333,544

                                                                                 Year Ended
                                                                     ------------------------------------
                                                                       1997         1996         1995
                                                                     --------     --------     --------
Per share data (for a share outstanding
throughout each period):

Net asset value--beginning of period .............................   $   8.58     $   8.84     $   8.73
                                                                     --------     --------     --------
Income from investment operations#--
 Net investment income ...........................................   $   0.61     $   0.66     $   0.68
  Net realized and unrealized gain (loss) on investments .........      (0.03)       (0.26)        0.13
                                                                     --------     --------     --------
   Total from investment operations ..............................   $   0.58     $   0.40     $   0.81
                                                                     --------     --------     --------
Less distributions declared to shareholders from net
 investment income ...............................................   $  (0.65)    $  (0.66)    $  (0.70)
                                                                     --------     --------     --------
Net asset value--end of period ...................................   $   8.51     $   8.58     $   8.84
                                                                     ========     ========     ========
Per share market value--end of period ............................   $   9.06     $   9.38     $   9.50
                                                                     ========     ========     ========
Total return .....................................................       3.90%        4.50%       12.57%
Ratios (to average net assets)/Supplemental data:
  Expenses## .....................................................       1.19%        1.24%        1.33%
  Net investment income ..........................................       7.26%        7.47%        7.66%
Portfolio turnover ...............................................         21%          13%          14%
Net assets at end of period (000 omitted) ........................   $329,282     $328,630     $334,985

 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

Notes to Financial Statements

(1) Business and Organization

MFS Municipal Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Trust can invest at least 65% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions paid by the Trust from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Trust intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Trust to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1999, accumulated undistributed net investment income was increased by $5,650, accumulated undistributed net realized loss on investments was decreased by $1,672,202 and paid in capital was decreased by $1,677,852, due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

At October 31, 1999, the Trust, for federal income tax purposes, had a capital loss carryforward of $47,570,221, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2000, ($4,765,334), October 31, 2001, ($3,636,033),
October 31, 2002, ($7,977,644), October 31, 2003, ($4,513,979), October 31,
2004, ($8,774,606), October 31, 2005, ($16,518,819), and October 31, 2006,
($1,383,806).

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the Trust's average daily net assets and 6.32% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $53,192 for the year ended October 31, 1999.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:

  First $1 billion ..................     0.0150%
  Next $1 billion ...................     0.0125%
  Next $1 billion ...................     0.0100%
  In excess of $3 billion ...........     0.0000%

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $46,831,928 and $49,513,053, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

      Aggregate cost ........................    $301,776,296
                                                 ============
      Gross unrealized appreciation .........    $ 14,248,337
      Gross unrealized depreciation .........     (11,125,941)
                                                 ------------
       Net unrealized appreciation ..........    $  3,122,396
                                                 ============

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

                                                                           Year Ended October 31,
                                                                           ----------------------
                                                                              1999        1998
                                                                           ---------   ---------
     Shares issued to shareholders in reinvestment of distributions .....   223,925     338,271
                                                                            =======     =======

(6) Line of Credit

The Trust and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1999, was $2,261.

(7) Restricted Securities

The Trust may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1999, the Trust owned the following restricted securities, constituting 6.53% of total assets, which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued in good faith by the Trustees.

                                                             Date of           Par
Description                                                Acquisition        Amount           Cost           Value
-----------------------------------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commission, Building Rev.,
 6.841s, 2016 .........................................       3/11/99      $1,300,000      $1,403,610      $ 1,153,698
Chicago, IL, Public Building Commission, Building Rev.,
 6.841s, 2017 .........................................       3/11/99       1,050,000       1,123,542          914,508
Dade County, FL, Housing Finance Agency (Blackstone),
 8.375s, 2002 .........................................       4/22/94       5,466,500       5,466,500        5,495,199
Dade County, FL, Housing Finance Agency (Silverblue),
 8.375s, 2002 .........................................       4/22/94       3,457,500       3,457,500        3,475,652
Eastern Band of Cherokee Indian Community, NC
 (Carolina Mirror Co.), 10.25s, 2009 ..................      11/25/86       5,815,000       5,698,698        5,824,246
Eastern Band of Cherokee Indian Community, NC
 (Carolina Mirror Co.), 11s, 2012 .....................       2/05/88         650,000         601,250          651,001
Hannibal, MO, Industrial Development Authority
 (Hannibal Regional Healthcare), 9.5s, 2001 ...........       3/23/92       1,500,000       1,485,000        1,689,330
Niagara Falls, NY, Bridge Commission, Toll Rev.
 6.87s, 2015 ..........................................       5/21/99       1,500,000       1,609,680        1,362,120
                                                                                                           -----------
                                                                                                           $20,565,754
                                                                                                           ===========

Independent Auditor's Report

To the Trustees and Shareholders of MFS Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Municipal Income Trust (the "Trust") including the portfolio of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Income Trust as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
December 9, 1999

                       MFS' Year 2000 Readiness Disclosure


[Graphic: MFS > Year 2000; Y2K]


MFS Investment Management[RegTM], as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original
Research[RegTM] process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

[Back cover]


MFS[RegTM] Municipal Income Trust

Trustees
Richard B. Bailey (2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment Management

J. Atwood Ives+(2)
Chairman and Chief Executive Officer,
Eastern Enterprises
(diversified services company)

Lawrence T. Perera+(1)
Partner, Hemenway & Barnes
(attorneys)

William J. Poorvu+(1)
Adjunct Professor, Harvard University
Graduate School of Business
Administration

Charles W. Schmidt+(2)
Private Investor

Arnold D. Scott *
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*
Chairman and Chief Executive
Officer, MFS Investment Management

Elaine R. Smith+(1)
Independent Consultant

David B. Stone+(2)
Chairman,
North American
Management Corp.
(investment advisers)

Portfolio Manager
Michael W. Roberge*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

  + Independent Trustee.
  * MFS Investment Management.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

[Recycle logo] This report is printed on recycled paper.       MFMCE-2 12/99 32M


[Front cover]


[Background graphic: BOND repeating horizontally and vertically]

[Graphic: MFS[RegTM] Logo]

INVESTMENT MANAGEMENT

We invented the mutual fund[RegTM]

MFS[RegTM] Municipal
Income Trust

Annual Report o October 31, 1999